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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ==========================
                                    FORM 8-K
                           ==========================

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 March 20, 2002
                          ____________________________
                Date of report (Date of earliest event reported)

                              HUBBELL INCORPORATED
             (exact name of registrant as specified in its charter)


        CONNECTICUT                       1-2958                06-0397030
_______________________________  ________________________  _____________________
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
of incorporation or organization)                         Identification Number)


             584 Derby Milford Road, Orange, Connecticut 06477-4024
       _________________________________________________________________
              (Address of Principal Executive Offices) (Zip Code)

                                 (203) 799-4100
       _________________________________________________________________
              (Registrant's telephone number, including area code)

                                      N/A
       _________________________________________________________________
         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

     On March 20, 2002, Hubbell Incorporated (the "Company") announced that it has signed a definitive agreement to acquire USI's LCA Group Inc., the domestic lighting division of U.S. Industries, Inc. The purchase price for the acquisition will be $250.0 million in cash, subject to adjustment based on certain circumstances.

     A copy of the Company's press release has been filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.


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   ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a) and (b)     None.

(c) The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:


        99.1    Press Release, dated March 20, 2002.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           HUBBELL INCORPORATED




                                           By: /s/ Richard W. Davies
                                               -----------------------------
                                               Name:   Richard W. Davies
                                               Title:  Vice President, General
                                               Counsel and Secretary

Date: March 20, 2002







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                                 EXHIBIT INDEX

EXHIBIT NO. DOCUMENT DESCRIPTION

99.1  Press Release, dated March 20, 2002.




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